PMD INVESTMENT COMPANY


Financial Statements for the
Year Ended December 31, 1999 and
Independent Auditors' Report

INDEPENDENT AUDITORS' REPORT

To The Shareholders and
  Board of Directors
PMD Investment Company
Omaha, Nebraska


We have audited the accompanying statement of assets and liabilities of PMD Investment Company, including the schedule of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the five years in the period then ended. These financial statements and per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of PMD Investment Company as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.





/s/ Deloitte & Touche LLP
Omaha, Nebraska
February 2, 2000

PMD INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------------------------------

ASSETS:

  Investments in securities, at fair value,
    amortized cost of $12,902,432                                                                                $ 12,792,412

  Investment in tax-exempt money market fund                                                                          971,203
                                                                                                                 ------------

           Total investments                                                                                       13,763,615

  Interest receivable                                                                                                 196,777
                                                                                                                 ------------

           Total assets                                                                                            13,960,392

LIABILITIES:

  Accrued expenses
                                                                                                                       17,758
                                                                                                                 ------------
  Commitments and contingencies

NET ASSETS (common stock, $.50 par value;  20,000 shares authorized;  equivalent to $4.17 per share based on 3,341,764 shares of common stock outstanding at
  December 31, 1999)                                                                                             $ 13,942,634
                                                                                                                 ============


See notes to financial statements.













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

PMD INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------------------------------

                                                                         Principal          Amortized             Fair
                                                                          Amount               Cost              Value
Abbey National PLC Sub, 6.69%, due October 17,
  2005                                                                  $ 550,000          $ 553,911          $ 526,916
Austin, Texas, Independent School District, 4.75%,
  due August 1, 2008                                                      500,000            496,801            490,320
Citigroup Inc., Serial Note, 9.5%, due
  March 1, 2002                                                           550,000            575,323            576,119
Clark County, Washington Public Utilities District #1
  Electric Revenue, 6.3%, due January 1, 2004                             250,000            249,773            259,428
Denver Metropolitan Major League Baseball Stadium
  District Colorado, 6.35%, due October 1, 2003                           250,000            250,000            260,680
Federal Home Loan Mortgage Corporation, 7.0%,
  due June 1, 2024                                                      1,169,840          1,173,905          1,137,237
Federal National Mortgage Association, 6.5%,
  due January 1, 2024                                                     771,678            762,396            735,648
Federal National Mortgage Association, 7.8%,
  due March 29, 2005                                                    1,000,000          1,002,421            998,340
Florida State, General Services Revenues,
  6%, due July 1, 2001                                                    220,000            219,916            225,925
Grand Island, Nebraska Sanitary Sewer Revenue,
  4.8%, due April 1, 2000                                                 400,000            400,000            400,556
Hanover County, Virginia IDA Public Facilities
  Lease Revenue, 6.75%, due July 15, 2007                                 150,000            150,000            158,339
Jefferson County, West Virginia Residential
  Mortgage Revenue, Refunding Series A, 7.75%
  due January 1, 2012                                                      65,000             65,171             65,660
King County, Washington School District, 4.3%,
  due June 1, 2010                                                        500,000            495,947            460,350
Lincoln, Nebraska Water Revenue, 6.7%, due
  November 1, 2000                                                        250,000            250,000            255,420
Mecklenburg County, North Carolina Public
  Service, 4.4%, due February 1, 2011                                     500,000            492,046            467,805
Memphis, Tennessee, 4.65%, due July 1, 2007                               500,000            498,638            488,555
Minneapolis, Minnesota Refunding Service, 4.25%,
  due December 1, 2008                                                    500,000            503,658            471,550



See notes to financial statements.


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

PMD INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999 (continued)
-------------------------------------------------------------------------------------------------------------------------------

                                                                            Principal            Amortized               Fair
                                                                              Amount               Cost                 Value

Nebraska Investment Finance Authority, 6.9%,
  due March 15, 2000                                                       $ 140,000            $ 140,000            $ 140,693
Ohio State Highway Capital Imports, Series B,
  4.5%, due May 1, 2004                                                      500,000              499,074              498,030
Omaha Public Power District, Nebraska Electric
  Revenue, Series B, 5.9%, due February 1, 2006                              450,000              450,000              474,372
Omaha Public Power District, Nebraska Electric
  Revenue, Series A, 5%, due January 1, 2001                                 500,000              502,307              503,700
Sabine River Authority, Texas Water Supply
  Facility, Lake Fork Project, 6.5%, due
  December 1, 2001                                                           265,000              264,755              270,846
Tucson, Arizona, G.O., Ref. 5.8%, due July 1, 2002                            10,000                9,982               10,478
Tucson, Arizona, G.O., Ref. 5.8%, due July 1, 2005                           240,000              239,534              251,129
University of Nebraska Facilities Corp., 7.2%,
  due July 1, 2004                                                           250,000              250,000              256,347
Utah State, 4.9%, due July 1, 2009                                           500,000              497,643              494,395
Vermont State, Series B, 5.7%, due August 1, 2005                            400,000              398,441              416,440
Virginia State, G.O., 4%, due June 1, 2003                                   500,000              502,193              492,770
Wake City, North Carolina, 4.5%, due March 1, 2011                           500,000              489,281              465,780
Washington State, Series A and AT-6, 5.8%, due
  February 1, 2002                                                           245,000              244,492              253,737
Washington State, Series A and AT-6, 5.8%, due
  February 1, 2003                                                             5,000                4,990                5,178
Wisconsin Housing and Economic Development,
  Series 1, 7%, due October 1, 2003                                          270,000              269,884              279,669
                                                                        ------------         ------------         ------------

Totals                                                                  $ 12,901,518         $ 12,902,432         $ 12,792,412
                                                                        ============         ============         ============


See notes to financial statements.

PMD INVESTMENT COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999
-------------------------------------------------------------------------------


Interest Income:
  From investments                                                  $ 779,644

Expenses:
  Investment advisory fee                                              32,565
  Custodian fees                                                        4,000
  Professional fees                                                    32,812
  Shareholders servicing costs                                          5,652
  Directors fees                                                       15,000
  Other                                                                10,849
                                                                     --------
           Total expenses                                             100,878
                                                                     --------

Net investment income                                                 678,766

Realized and unrealized gain (loss) on sales of investments:
  Net realized gain on sale of investments                                336
  Change in unrealized appreciation of investments                   (598,175)
                                                                     --------
                                                                     (597,839)
                                                                     --------

Net increase in net assets resulting from operations                 $ 80,927
                                                                     ========

See notes to financial statements.

PMD INVESTMENT COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998
----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Accumulated
                                                                              Undistributed Realized      Unrealized
                                            Common Stock                           Net      Gain(Loss)   Appreciation
                                                     $.50 Par        Retained   Investment on Sale of   (Depreciation)
                                         Shares        Value         Earnings     Income    Securities  of Investments     Total

Year ended December 31, 1998:
  Net investment income                         -           $ -            $ -   $ 736,071        $ -          $ -      $ 736,071
  Net realized gain from
      securities transactions                   -             -              -           -     17,920            -         17,920
  Change in unrealized appreciation
      of investments                            -             -              -           -          -       59,085         59,085
                                        ---------    ----------    -----------    --------    -------    ---------    -----------
  Increase in net assets from
      operations                                -             -              -     736,071     17,920       59,085        813,076
  Dividends - $.217 per share                   -             -              -    (727,782)    (9,229)           -       (737,011)
  Common stock redeemed                   (54,918)      (27,459)      (210,881)          -          -            -       (238,340)
                                        ---------    ----------    -----------    --------    -------    ---------    -----------
     Total decrease in net assets         (54,918)      (27,459)      (210,881)      8,289      8,691       59,085       (162,275)

  Net assets on January 1, 1998         3,453,773     1,726,886     12,616,121     189,797     16,670      429,070     14,978,544
                                        ---------    ----------    -----------    --------    -------    ---------    -----------

  Net assets on December 31, 1998       3,398,855    $1,699,427    $12,405,240    $198,086    $25,361     $488,155    $14,816,269
                                        =========    ==========    ===========    ========    =======    =========    ===========

Year ended December 31, 1999:
  Net investment income                         -           $ -            $ -   $ 678,766        $ -          $ -      $ 678,766
  Net realized gain from securities
      transactions                              -             -              -           -        336            -            336
  Change in unrealized appreciation
      of investments                            -             -              -           -          -     (598,175)      (598,175)
                                        ---------    ----------    -----------    --------    -------    ---------    -----------
  Increase in net assets from
      operations                                -             -              -     678,766        336     (598,175)        80,927
  Dividends - $.211 per share                   -             -              -    (699,855)   (11,459)           -       (711,314)
  Common stock redeemed                   (57,091)      (28,546)      (214,702)          -          -            -       (243,248)
                                        ---------    ----------    -----------    --------    -------    ---------    -----------
     Total decrease in net assets         (57,091)      (28,546)      (214,702)    (21,089)   (11,123)    (598,175)      (873,635)

  Net assets on January 1, 1999         3,398,855     1,699,427     12,405,240     198,086     25,361      488,155     14,816,269
                                        ---------    ----------    -----------    --------    -------    ---------    -----------

  Net assets on December 31, 1999       3,341,764    $1,670,881    $12,190,538    $176,997    $14,238    $(110,020)   $13,942,634
                                        =========    ==========    ===========    ========    =======    =========    ===========



See notes to financial statements.

PMD INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

A. SIGNIFICANT ACCOUNTING POLICIES

PMD Investment Company (the Company) is registered under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Investment Securities - Investments in securities are valued at fair value as determined by the Company's investment advisor at December 31, 1999.

Securities Transactions - Securities transactions are recorded on a trade date basis. Cost of securities sold is determined using the identified cost method.

Interest Income - Interest income, adjusted for amortization of premium or accretion of discounts on investments in municipal bonds and notes, is earned from settlement date and recorded on the accrual basis.

Distributions to Shareholders - Dividends to shareholders are recorded on the ex-dividend date.

Income Taxes - It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income, including capital gains, to its shareholders. No income tax provision has been made since substantially all the income and capital gains are reported by the shareholders on their own tax returns.

Management and Service Fees - The investment advisory fee, which is payable monthly, is based on the value of net assets at each month-end at the annual rate of .25 percent on the first $10,000,000 of the net asset value and .15 percent of the net asset value in excess of $10,000,000, with a minimum fee of $10,000 per year. Fees for the services of each of the directors of the Company are $5,000 annually with an additional $500 for each board or committee meeting attended in excess of four meetings each year. No additional compensation or benefits are paid to officers or directors of the Company.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications - Certain amounts in the prior years' financial statements have been reclassified to conform with the 1999 presentation.

B. REDEMPTION OF SHARES

At December 31, 1999, the Company had authorized 20,000,000 shares of $.50 par value common stock.

Shareholders may redeem shares of stock and receive the net asset value per share on any December 31 or June 30 by tendering the shares to be redeemed 30 days prior to the intended redemption date.

C. CONTINGENT LIABILITIES

On January 15, 1981, the Company sold substantially all of its assets which had been used in its former operations as a discount store business. Although the purchaser of the Company's operating assets assumed substantially all of the Company's liabilities and obligations as part of the purchase transaction, the Company remains contingently liable for such liabilities and obligations, including obligations under long-term real estate and equipment leases and real estate mortgages until released by the obligees or until such liabilities and obligations have been satisfied or discharged. The total of such liabilities and obligations not released by the obligees amounted to approximately $5,652,000 as of December 31, 1999, the most recent date for which such information is available.

D. PURCHASES AND SALES OF SECURITIES

The following summarizes the approximate value of securities transactions for the periods indicated.

                                                        Year Ended                                  Year Ended
                                                     December 31, 1999                           December 31, 1998

                                               Purchases             Sales                 Purchases             Sales
Tax Exempt:
  Municipal bonds and notes                          $ -            $ 90,000             $ 1,976,055          $ 1,364,787

Taxable:
  Government agency                                    -             473,549                 504,060            1,190,827
                                               ---------         -----------             -----------          -----------
                                                       -             563,549               2,480,115            2,555,614
Other tax-exempt short-term
  investments                                    498,106             796,666               3,367,242            3,485,820
                                               ---------         -----------             -----------          -----------

                                               $ 498,106         $ 1,360,215             $ 5,847,357          $ 6,041,434
                                               =========         ===========             ===========          ===========


Net realized gain on sale of investments was $336 and $17,920 for the years ended December 31, 1999 and 1998, respectively.

The diversification of investments based on fair value at December 31, 1999 is as follows:


State and municipal tax-exempt bonds               64.1 %
U.S. government agency bonds                       20.9
Corporate bonds                                     8.0
Short-term tax-exempt money market fund             7.0
                                                  -----
                                                  100.0 %
                                                  =====


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

E. DISTRIBUTIONS TO SHAREHOLDERS

On December 30, 1999, a quarterly income distribution of $0.052969 per share aggregating $176,997 and a distribution of $0.004261 per share aggregating $14,238 was declared from net realized gains from investment transactions during 1999. The dividend was paid on January 17, 2000 to shareholders of record on January 10, 2000.

F. SUBSEQUENT EVENT

Subsequent to December 31, 1999, the principal shareholder of the Company died on January 10, 2000. Federal estate tax obligations incident to his estate may necessitate either liquidation of the Company or a substantial redemption of shares of the Company's stock. No decisions have been made by the Board of Directors of the Company or the shareholder's personal representative with respect to such matters.

G. SUPPLEMENTARY INFORMATION - SELECTED PER SHARE DATA AND RATIOS

                                                                             Years Ended December 31,
                                              -------------------------------------------------------------------------------
                                                    1999            1998            1997             1996            1995

Weighted average shares outstanding               3,360,634       3,432,115       3,537,042       3,626,328       3,825,907
                                                  =========       =========       =========       =========       =========

Interest income                                   $   0.232       $   0.244       $   0.243       $   0.251       $   0.240
Expenses                                              0.029           0.030           0.028           0.030           0.024
                                                  ---------       ---------       ---------       ---------       ---------
Net investment income                                 0.203           0.214           0.215           0.221           0.216

Distribution from net investment
  income                                             (0.211)         (0.215)         (0.234)         (0.262)         (0.228)
Increase (decrease) in unrealized
  appreciation of investments                        (0.177)          0.017           0.047          (0.094)          0.098
Net realized gain (loss) from securities
  transactions                                       --               0.005           0.003           0.010           0.051
                                                  ---------       ---------       ---------       ---------       ---------

Increase (decrease) in net assets                    (0.185)          0.021           0.031          (0.125)          0.137

Net asset value at beginning of period                4.358           4.337           4.306           4.431           4.294
                                                  ---------       ---------       ---------       ---------       ---------

Net asset value at end of period                  $   4.173       $   4.358       $   4.337       $   4.306       $   4.431
                                                  =========       =========       =========       =========       =========

Ratio of expenses to average net assets                 0.7 %           0.7 %           0.7 %           0.7 %           0.5 %

Ratio of net investment income to
  average net assets                                    4.7 %           5.0 %           5.0 %           5.0 %           4.9 %

Portfolio turnover                                       --            16.6 %          12.0 %          19.8 %          59.6 %

Number of shares outstanding at
  end of period (in thousands)                        3,342           3,399           3,454           3,597           3,805








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